EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
EARNINGS (LOSS) PER SHARE	EARNINGS (LOSS) PER SHARE
Basic earnings per share is computed by dividing net income available to common stockholders by the weighted-average number of common shares outstanding. Diluted earnings per share is computed by dividing net income available to common stockholders by the weighted-average number of common shares plus the effect of dilutive potential common shares outstanding during the period.
The following table presents warrants included in weighted average shares outstanding due to their insignificant exercise price:

Shares	Issuance Date
118,228	May 9, 2018
309,698	February 11, 2020
84,911	June 29, 2020
58,518	November 18, 2020
During the years ended December 31, 2020 and 2019, there was no potential dilution from stock options or other warrants due to the Company’s net loss position. Weighted average shares for historical periods have been adjusted for the effect of the 1.26 for 1 split on November 17, 2020 as part of the Merger. The following table sets forth the computation of basic and diluted earnings per share.

	Year Ended December 31,
	2020	2019
Net loss - basic and diluted	$(26,810)	$(21,533)
Weighted average shares - basic and diluted	5,722,095	1,610,620
Net loss per share - basic and diluted	$(4.69)	$(13.37)
For the years ended December 31, 2020 and 2019, there were a weighted average of 2.6 million and 2.0 million, respectively, of option awards outstanding that were not included in the diluted shares calculation because their inclusion would have been antidilutive.